Exhibit 10.10(a)
June 1, 2010
Waypoint Capital Management
23 Greene St. Suite 210
Huntington, N.Y. 11743
Attn: Mr. Robert Calabretta
     Re: Management Agreement Renewals
Dear Mr. Calabretta:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2011 and all other provisions of the Management Agreements will remain unchanged.
•	CTA Capital LLC

•	Emerging CTA Portfolio L.P.

•	Global Diversified Futures Fund L.P.

•	Waypoint Master Fund L.P.

•	Diversified 2000 Futures Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CERES MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

WAYPOINT CAPITAL MANAGEMENT
By:	/s/ Robert E. Calabretta
Print Name: Robert E. Calabretta
JM/sr